SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K is being filed to provide information with respect to the amendment and/or adoption of the following documents with respect to officers of United States Cellular Corporation (“U.S. Cellular”) that are specified in paragraph (e) of Item 5.02 of Form 8-K:

1.                                       Fifth Amendment to 2005 Long Term Incentive Plan

On December 10, 2008, U.S. Cellular approved the Fifth Amendment to the U.S. Cellular 2005 Long-Term Incentive Plan.  The purpose of this amendment was to amend the plan to comply with certain requirements of Section 409A of the Internal Revenue Code (“Section 409A”), which governs non-qualified deferred compensation arrangements (including certain equity arrangements), and to make certain other changes.  A copy of this amendment is filed herewith as Exhibit 10.1.

2.                                       Forms of Stock Option Award Agreement to be used for grants of stock options to (i) John E. Rooney and (ii) executive officers other than John E. Rooney

These forms provide for the award of stock options with respect to U.S. Cellular Common Shares and were previously filed as Exhibits 10.1 and 10.3 to U.S. Cellular’s Current Report on Form 8-K dated March 13, 2008.   These forms were amended by U.S. Cellular on December 9, 2008 to ensure that stock options granted by U.S. Cellular are exempt from Section 409A.  Copies of the amended forms are filed herewith as Exhibits 10.2 and 10.3.

3.                                       Forms of Restricted Stock Unit Award Agreement to be used for grants of restricted stock units to (i) John E. Rooney and (ii) executive officers other than John E. Rooney.

These forms provide for the award of restricted stock units with respect to U.S. Cellular Common Shares and were previously filed as Exhibits 10.2 and 10.4 to U.S. Cellular’s Current Report on Form 8-K dated March 13, 2008.   These forms were amended by U.S. Cellular on December 9, 2008 to reflect requirements of Section 409A.  Copies of the amended forms are filed herewith as Exhibits 10.4 and 10.5.

4.                                       First Amendment to the Executive Deferred Compensation Interest Account Plan

The Executive Deferred Compensation Interest Account Plan was filed as Exhibit 10.1 to U.S. Cellular’s Current Report on Form 8-K dated December 10, 2007.   This plan was amended by U.S. Cellular on December 9, 2008 to reflect requirements of Section 409A and to make certain other changes.  A copy of the amendment is filed herewith as Exhibit 10.6.

5.                                       Form of Deferred Compensation Agreement – Phantom Stock Account for Deferred Bonus

The Form of Deferred Compensation Agreement — Phantom Stock Account for Deferred Bonus was filed as Exhibit 10.3 to U.S. Cellular’s Current Report on Form 8-K dated December 10, 2007.   This form was amended by U.S. Cellular on December 9, 2008 to reflect requirements of Section 409A and to make certain other changes.  A copy of the amended form is filed herewith as Exhibit 10.7.  In addition, technical adjustments of a similar nature were made to arrangements governing prior deferrals under the Phantom Stock Program.

The foregoing description is qualified by reference to the amendments and forms of award agreements which are attached hereto as Exhibits and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation

(Registrant)

Date:  December 15, 2008

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

10.1	Fifth Amendment to U.S. Cellular 2005 Long-Term Incentive Plan

10.2	Form of U.S. Cellular 2005 Long-Term Incentive Plan Stock Option Award Agreement to be used for grants to John E. Rooney

10.3	Form of U.S. Cellular 2005 Long-Term Incentive Plan Stock Option Award Agreement to be used for grants to executive officers other than John E. Rooney

10.4	Form of U.S. Cellular 2005 Long-Term Incentive Plan Restricted Stock Unit Award Agreement to be used for grants to John E. Rooney

10.5	Form of U.S. Cellular 2005 Long-Term Incentive Plan Restricted Stock Unit Award Agreement to be used for grants to executive officers other than John E. Rooney

10.6	First Amendment to the U.S. Cellular Executive Deferred Compensation Interest Account Plan

10.7	Form of Deferred Compensation Agreement – Phantom Stock Account for Deferred Bonus